UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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KEMET CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE
On June 18, 2019, KEMET Corporation (the “Corporation”) filed with the Securities and Exchange Commission its definitive proxy statement for the 2019 Annual Meeting of Stockholders to be held on July 31, 2019 (the “Proxy Statement”). This Amendment No. 1 is being filed to amend the Summary Compensation Table appearing on pages 36 and 37 of the Proxy Statement in order to correct certain inadvertent errors in the transposition of amounts from the footnote to the “All-Other Compensation” column to the body of the table (as well as certain inadvertent errors in that footnote) and the resulting amounts in the “Total” column, as well as certain inadvertent errors in the footnote to the “Non-Equity Incentive Plan Compensation” column (which did not impact the information in the body of the table), and to correct or add certain information for fiscal years prior to 2019 inadvertently omitted.

Except as described below, this Amendment No. 1 does not modify or update any disclosures presented in the Proxy Statement. In addition, this Amendment No. 1 does not reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 31, 2019: This Amendment No. 1, our Notice of Annual Meeting of Stockholders, our Proxy Statement and our Annual Report are available at http://www.kemet.com/proxymaterials.

CHANGE TO PROXY STATEMENT
All material reported on pages 36 and 37 of the Proxy Statement are hereby amended and restated in its entirety as follows:

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SUMMARY COMPENSATION TABLE
The table below summarizes the total compensation earned by each of the Named Executive Officers for each of the last three fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All-Other Compensation ($)(4)	Total ($)
William M. Lowe, Jr. Chief Executive	2019	611,392	326,250	1,106,409	1,521,049	21,256	3,586,356
Officer, former Executive Vice President and	2018	565,088	180,660	224,911	1,053,363	13,614	2,037,636
Chief Financial Officer	2017	549,995	236,156	218,360	518,703	19,030	1,542,244

Per-Olof Loof	2019	668,095	—	—	—	41,305	709,400
former Chief Executive Officer	2018	886,250	552,000	2,657,001	2,338,000	177,039	6,610,290
	2017	875,000	525,000	350,000	1,072,381	191,344	3,013,725

Gregory C. Thompson	2019	191,667	199,238	2,048,000	563,500	52,712	3,055,117
Executive Vice President
Chief Financial Officer

Claudio Lollini	2019	337,425	102,465	97,335	498,375	69,040	1,104,640
Senior Vice President,	2018	312,863	93,442	92,700	487,757	21,958	1,008,720
Global Sales and Marketing	2017	307,250	78,424	90,000	200,229	189,401	865,304

Charles C. Meeks, Jr.	2019	443,545	189,000	174,836	822,924	55,585	1,685,890
Executive Vice President,	2018	427,542	156,041	169,744	799,149	49,290	1,601,766
Solid Capacitors -Tantalum	2017	415,090	125,653	164,800	398,361	43,973	1,147,877

Stefano Vetralla	2019	305,333	89,100	90,697	420,639	1,838,826	2,744,595
Senior Vice President,
Chief Human Resources Officer

(1)	Amounts reflected under the “Bonus” column for 2017, 2018 and 2019 represent the discretionary portion of each NEO’s KAIP payable on account of the NEO’s individual performance.

(2)
Amounts reflected under the “Stock Awards” column for 2017, 2018 and 2019 represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of the time-vesting RSUs. Includes a special Award granted to Mr. Lowe by the Board for 50,000 RSUs on January 1, 2019. Also, Mr. Thompson was granted a special award by the Board on December 1, 2018, upon his hire of 100,000 RSUs.

(3)
The amounts shown in this column for 2017, 2018 and 2019 reflect awards under the KAIP on account of the Corporation’s performance and, if applicable, the applicable business group’s performance (as noted above, the individual performance component of the KAIP is included in the “Bonus” column) and the portion of the LTIP payable in cash. The table below summarizes the breakdown between KAIP and LTIP received by each NEO. Non-equity incentive plan compensation for each of our NEOs for fiscal years 2019, 2018 and 2017 consists of the following:

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	2019		2018		2017
Named Executive Officer	Non-Discretionary KAIP ($)	2018/2019 LTIP ($)(a)	Non-Discretionary KAIP ($)	2017/2018 LTIP ($)(b)	KAIP ($)	2016/2017 LTIP ($)(c)
William M. Lowe	1,015,000	506,049	562,053	491,310	388,323	130,380
Per-Olof Loof	—	—	1,288,000	1,050,000	863,281	209,100
Gregory C. Thompson	563,500	—
Charles C. Meeks, Jr.	441,000	381,924	428,349	370,800	299,961	98,400
Claudio Lollini	289,800	208,575	272,538	215,219	182,917	17,312
Stefano Vetralla	252,000	168,639

(a)	The amount shown reflects the total amount of cash paid in June 2019 under the cash portion of the 2018/2019 LTIP due to the Corporation’s performance.

(b)	The amount shown reflects the total amount of cash paid in May 2018 under the cash portion of the 2017/2018 LTIP due to the Corporation’s performance.

(c)	The amount shown reflects the total amount of cash paid in May 2017 under the cash portion of the 2016/2017 LTIP due to the Corporation’s performance.

(4)	All other compensation for each of the Named Executive Officers for fiscal year 2019 consists of the following:

Name	Year	Corporate Contributions to Retirement and 401(k) Plans ($)(a)	Executive Travel Service (b)	Company Car ($)		Tax Reimburse-ments ($)	Other ($)		Total ($)
William M. Lowe, Jr.	2019	16,456	4,800	—		—	—		21,256
Per-Olof Loof	2019	35,267	3,600	—		—	2,438	(c)	41,305
Gregory C. Thompson	2019	51,512	1,200	—		—	—		52,712
Charles C. Meeks, Jr.	2019	55,585	—	—		—	—		55,585
Claudio Lollini	2019	64,240	4,800			—	—		69,040
Stefano Vetralla	2019	30,207	—	11,204	(d)	—	1,797,415	(d)	1,838,826

(a)
Includes company match contributions (the aggregate of which is not to exceed 6% of base salary and bonus) for the deferred compensation plan, the Secured Benefit Plan, and defined contribution retirement plan.

(b)
Represents fees paid for an elevated tier of service offered by our business travel management provider to assist in expediting travel arrangements, avoiding travel disruptions and rescheduling as required.

(c)
Represents amounts for spousal travel in connection with attendance at Corporation events and events sponsored by Corporation-supported charitable organizations, as well as amounts paid for home office phone expenses, and supplies.

(d)
Represents amounts for Auto ($11,204), Housing ($30,700) and Tax Equalization ($1,766,415) all related to his expatriate assignment within the U.S. Mr. Vetralla's expatriate assignment ended 12/31/2018 and he is now a US employee. All items that need to be converted from Euros to USD were converted using the Exchange factor as of 12/31/2018.

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